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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 21, 1998



                       FAIRCHILD SEMICONDUCTOR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    333-26897               77-0449095
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)          Number)            Identification No.)

                               333 Western Avenue
                           South Portland, Maine 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100

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Item 5.  Other Events


On December 21, 1998, Fairchild Semiconductor Corporation announced it has signed an agreement to purchase the Power Device Division of Samsung Electronics Co., Ltd. Further information is included in the Registrant's press release incorporated herein by reference.

Item 7.  Financial Statements and Exhibits


         c)    Exhibits

              99.1     Press Release dated December 21, 1998















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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Fairchild Semiconductor Corporation


     Date:  December 22, 1998        By: /s/ Joseph R. Martin
                                        ---------------------------------------
                                         Joseph R. Martin
                                         Executive Vice President, Finance
                                         Chief Financial Officer
                                         (Principal Financial and Accounting
                                         Officer and Duly Authorized Officer)




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